UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  5 January 2006

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place
Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Deere & Company announced that, effective January 16, Michael J. Mack, Jr. is appointed principal financial officer and principal accounting officer. He has served as Deere & Company’s Vice President and Treasurer since June 2004.  Prior to June 2004, he served the Worldwide Commercial and Consumer Equipment Division as Senior Vice President, Marketing and Administration (February 2001 - June 2004) and as Vice President, Marketing and Sales (November 1999 - February 2001).  Mr. Mack, 49, is replacing Nathan J. Jones, who is appointed President, Worldwide Commercial & Consumer Equipment Division. Mr. Jones has served as principal financial officer and principal accounting officer for the past eight years.

Item 8.01  Other Events

The following is the text of a press release issued by Deere & Company on January 5, 2006.

Deere announces changes to senior management team

MOLINE, Illinois - Deere & Company today announced the appointment of two new senior officers and new assignments for three members of its senior management team. The company said the actions will further develop the experience of its global leadership group.

“These assignments will add to the extensive expertise of our senior managers and enhance our capability to grow a great business,” said Robert W. Lane, chairman and chief executive officer.

The two new senior officer assignments include:

James A. Israel is appointed President, John Deere Credit. He has been vice president for marketing and product support for John Deere agricultural equipment in Europe, Africa and the Middle East and has been with Deere since 1979.

Michael J. Mack, Jr. is appointed Senior Vice President and Chief Financial Officer. He most recently served as vice president and treasurer and has been with Deere since 1986.

The new assignments for three current senior officers include:

David C. Everitt is appointed President, Agricultural Division – North America, Australia, Asia and Global Tractor and Implement Sourcing. He has been president of Deere’s agricultural operations in Europe, Africa and the Middle East. He started with the company in 1975.

Nathan J. Jones is appointed President, Worldwide Commercial & Consumer Equipment Division. He has served Deere as Chief Financial Officer for eight years and has been with Deere since 1978.

H.J. Markley is appointed President, Agricultural Equipment Division – Europe, Africa, South America and Global Harvesting Equipment Sourcing. He has been president of Deere’s agricultural operations in North America, Australia and Asia. He joined Deere in 1974.

These new senior management assignments are made following the planned retirements of two members of Deere’s management team. John J. Jenkins will retire from his position as President, Worldwide Commercial & Consumer Equipment Division. He started with Deere in 1967. Jon D. Volkert will retire from his position as President, John Deere Credit. He joined the company in 1994.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ JAMES H. BECHT
James H. Becht
Secretary

Dated: January 6, 2006